Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 14 Income Taxes

The following table summarizes our total income (loss) before income taxes (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2014
Domestic income (loss) before income taxes	$(627,617)	$(356,019)	$199,682
Foreign income before income taxes	458,488	73,189	59,795

Total income (loss) before income taxes	$(169,129)	$(282,830)	$259,477

The composition of our income (loss) between domestic and foreign sources changed in 2014 principally due to our IPO and the debt refinancing transactions in 2013, as well as a 2013 internal subsidiary reorganization.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2014
Current income tax provision:
Domestic	$1,019	$856	$2,306
Foreign	41,239	33,654	33,311

Total	42,258	34,510	35,617

Deferred income tax benefit:
Foreign	(61,889)	(65,347)	(12,646)

Total	(61,889)	(65,347)	(12,646)

Total income tax provision (benefit):	$(19,631)	$(30,837)	$22,971

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 29.22% for the reasons set forth in the following table (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2014
Expected tax provision (benefit) at Luxembourg statutory income tax rate	$(48,709)	$(82,643)	$75,819
Foreign income tax differential	33,118	35,511	40,099
Nontaxable interest income	(136,478)	(93,154)	(53,361)
U.S. extraterritorial income exclusion tax benefit	(37,597)	—	—
Changes in unrecognized tax benefits	1,756	(3,997)	1,229
Changes in valuation allowance	174,038	171,433	(24,147)
Tax effect of 2011 Intercompany Sale	(6,416)	(6,865)	(6,740)
Foreign Tax Credits	—	(44,137)	(2,147)
Research and Development Tax Credits	—	(5,890)	(5,564)
Other	657	(1,095)	(2,217)

Total income tax provision (benefit)	$(19,631)	$(30,837)	$22,971

The majority of our operations are subject to tax in Luxembourg, the United States, the United Kingdom and Brazil. Our Luxembourg companies that file tax returns as a consolidated group generated a loss for the year ended December 31, 2014. Due to our cumulative losses in recent years, and the inherent uncertainty associated with the realization of taxable income in the foreseeable future, we recorded a full valuation allowance against the cumulative net operating losses in Luxembourg as of December 31, 2013 and 2014. The difference between tax expense (benefit) reported in the consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in many of the foreign markets in which we operate.

Our Luxembourg net operating loss includes the effect of Luxembourg GAAP to US GAAP differences, primarily related to fair value adjustments attributable to the migration of certain holding companies and subsidiaries’ jurisdiction of organization from Bermuda to Luxembourg on December 15, 2009 and the result of a series of internal transactions and related steps completed on January 12, 2011, that reorganized the ownership of our assets among our subsidiaries and effectively combined the legacy business of Intelsat Subsidiary Holding Company S.A. and Intelsat Corporation.

The following table details the composition of the net deferred tax balances as of December 31, 2013 and 2014 (in thousands):

	As of December 31, 2013	As of December 31, 2014
Current deferred taxes, net	$44,475	$76,315
Long-term deferred taxes, net	(202,638)	(211,680)
Other assets	9,246	9,157

Net deferred taxes	$(148,917)	$(126,208)

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2013	As of December 31, 2014
Deferred tax assets:
Accruals and advances	$23,959	$27,586
Amortizable intangible assets	188,800	74,062
Performance incentives	26,146	22,308
Customer deposits	51,318	55,573
Bad debt reserve	3,436	3,081
Accrued retirement benefits	67,337	92,320
Interest rate swap	568	295
Satellites and other property and equipment	44,487	11,348
Disallowed interest expense carryforward	95,427	108,446
Net operating loss carryforward	1,265,624	1,343,444
Tax credits	73,916	58,643
Other	15,675	15,576

Total deferred tax assets	1,856,693	1,812,682

Deferred tax liabilities:
Satellites and other property and equipment	(49,077)	(32,811)
Amortizable intangible assets	(44,297)	(58,789)
Non-amortizable intangible assets	(254,384)	(223,878)
Tax basis differences in investments and affiliates	(187,283)	(219,049)
Other	(5,863)	(7,126)

Total deferred tax liabilities	(540,904)	(541,653)

Valuation allowance	(1,464,706)	(1,397,237)

Total net deferred tax liabilities	$(148,917)	$(126,208)

As of December 31, 2013 and 2014, our consolidated balance sheets included a deferred tax asset in the amount of $1.3 billion and $1.3 billion, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards and $73.9 million and $67.9 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of tax credit carryforwards. As of December 31, 2014, we had tax-effected U.S. federal, state and other foreign tax net operating loss carryforwards of $61.6 million expiring, for the most part, between 2019 and 2034 and tax effected Luxembourg net operating loss carryforwards of $1.3 billion without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense, satellite depreciation and the amortization of goodwill and other intangible assets. Our alternative minimum tax credit carryforward of $21.0 million may be carried forward indefinitely, and the $4.4 million research and development credit may be carried forward to years between 2030 and 2034.

Our valuation allowance as of December 31, 2013 and 2014 was $1.5 billion and $1.4 billion, respectively. Almost all of the valuation allowance relates to Luxembourg net operating loss carryforwards and deferred tax assets created by differences between US GAAP and Luxembourg tax basis. Certain operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally Luxembourg subsidiaries, are subject to the risks of our overall business conditions which make their earnings less predictable.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2013	2014
Balance at January 1	$67,015	$65,111
Increases related to current year tax positions	3,477	2,366
Increases related to prior year tax positions	3,107	2,629
Decreases related to prior year tax positions	(6,443)	—
Expiration of statute of limitations for the assessment of taxes	(2,045)	(2,971)

Balance at December 31	$65,111	$67,135

As of December 31, 2013 and December 31, 2014 our gross unrecognized tax benefits were $65.1 million and $67.1 million, respectively (including interest and penalties), of which $44.4 million and $45.6 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2013 and 2014, we had recorded reserves for interest and penalties of $14.7 million and $17.3 million, respectively. We recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2013, the change in the balance of unrecognized tax benefits consisted of an increase of $2.6 million related to prior period tax positions, an increase of $2.3 million related to current tax positions, and decrease of $2.9 million due to the expiration of statute of limitations for the assessment of taxes.

We operate in various tax jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States, the United Kingdom and Brazil to be our significant tax jurisdictions. Our Luxembourg, U.S., U.K. and Brazilian companies are subject to federal, state and local income tax examination for periods after December 31, 2003.

We believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows within the next twelve months.

On March 7, 2013, Intelsat USA Sales Corporation (since January 2011, Intelsat USA Sales LLC, a disregarded subsidiary of Intelsat Corp) was notified by the U. S. Internal Revenue Service of its intent to initiate an audit for the tax year ending on December 31, 2010. Intelsat USA Sales LLC wholly owns Intelsat General Corporation, which provides services to U.S. government and other select military organizations and their contractors, as well as other commercial customers. On March 5, 2014, Intelsat USA Sales LLC received a letter from the U.S. Internal Revenue Service effectively closing the audit of this federal income tax return for 2010 with no adjustment. Certain previously unrecognized tax benefits were recognized as a result of the conclusion of this audit.

On March 3, 2014, Intelsat Corp, Intelsat Global Service LLC, Intelsat General Corporation, Intelsat USA License LLC and Intelsat USA Sales LLC were notified by the District of Columbia Office of Tax and Revenue of its intent to initiate an audit for the tax years ending 2010 and 2011. At this point in time, it is too early to assess the probability of any adjustments resulting from these audits.

Tax Contingency

Prior to August 20, 2004, Intelsat Corp joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on, or prior to, the day of the closing of the PanAmSat Corporation recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp’s tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of both December 31, 2013 and 2014, we had a tax indemnification receivable of $1.5 million.